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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 28, 1998


UPMFC Trust 1998-1 (Issuer in respect of Union Planters Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1998-1)




                               UPMFC Trust 1998-1
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             (Exact name of registrant as specified in its charter)



        New York                    000-23849                13-4017742
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)


c/o The Bank of New York, as Trustee,
101 Barclay Street - 12E,
New York, New York                                               10286
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 815-2297
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                                       -2-


Item 5.   OTHER EVENTS.

          On December 28, 1998, a monthly remittance report was delivered to each holder of Union Planters Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 1998-1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)      Financial Statements.
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                           Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                           Not Applicable.

         (c)      Exhibits
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                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.               Description
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99.1                    99            Remittance Report to Certificateholders,
                                      dated December 28, 1998.




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                                       -3-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          UPMFC Trust 1998-1
                                          By: The Bank of New York, as Trustee

                                          By:  /s/ Franklin B. Austin
                                             ---------------------------------
                                          Name:  Franklin B. Austin
                                          Title: Assistant Vice President

Dated: December 28, 1998




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                                       -4-




                                  EXHIBIT INDEX
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Exhibit       Description
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99.1          Remittance Report dated December 28, 1998